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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                    ------------------------------------------


                                 CURRENT REPORT
                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934


                                   May 4, 1998
                                   -----------
                        (Date of earliest event reported)
                                        `

                              ROHM AND HAAS COMPANY
                              ---------------------
               (Exact name of registrant as specified in charter)



         Delaware                       1-3507                23-1028370
         --------                       ------                ----------
(State of Incorporation)             (Commission             (IRS Employer
                                     File Number)          Identification No.)




100 Independence Mall West, Philadelphia, Pennsylvania                19106
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number including area code ..............(215) 592-3000



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Item 4.     Changes in Registrant's Certifying Accountant.

      (a)  Previous independent accountants

            (i) On May 4, 1998, Rohm and Haas Company dismissed KPMG Peat Marwick LLP as its independent accountant.

            (ii) The audit reports of KPMG Peat Marwick LLP on the consolidated financial statements of Rohm and Haas Company and subsidiaries as of and for the years ended December 31, 1997 and 1996, the two most recent fiscal years, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from KPMG Peat Marwick LLP is attached as Exhibit 16.

            (iii) The Registrant's Audit Committee participated in and recommended the decision to change independent accountants which was approved by the Board of Directors.

            (iv) In connection with its audits for the two most recent fiscal years and through May 4, 1998, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused them to make reference to them in their report on the financial statements for those years.

            (v) During the two most recent fiscal years and through May 4, 1998, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

            (vi) The Registrant has requested that KPMG Peat Marwick LLP furnish a letter stating whether or not it agrees with the above statements. A copy of this letter dated May 4, 1998 is filed as Exhibit 16 to this Form 8-K.

      (b)  New independent accountants

      The Registrant engaged Price Waterhouse LLP as its new independent accountants as of may 4, 1998. During the two most recent fiscal years and through may 4, 1998, the Registrant has not consulted with Price Waterhouse LLP regarding

            (i) the application of accounting principles to a specified transaction, either completed or proposed;


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            (ii)  the type of audit opinion that might be rendered on the
                  Registrant's financial statements, and in no case was a written report provided to the Registrant nor was oral advice provided that Rohm and Haas Company concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or

            (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits

      (c)  Exhibits:

            (16)  Letter re change in certifying accountant



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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ROHM AND HAAS COMPANY
                                          ---------------------
                                              (Registrant)



                                          /s/Bradley J. Bell
                                          ------------------
                                          Bradley J. Bell
                                          Vice President, Chief Financial
                                          Officer and Treasurer


Date: May 4, 1998